SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION OF EACH OF THE

LISTED FUNDS

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DWS Strategic High Yield Tax-Free Fund	DWS Managed Municipal Bond Fund	DWS Intermediate Tax-Free Fund

The following information is added to the disclosure in “PART I: APPENDIX I-I – INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS” in each fund’s Statement of Additional Information:

Cash Management Vehicles

The following information replaces similar disclosure in “PART II: APPENDIX II-G – INVESTMENTS, PRACTICES AND TECHNIQUES, AND RISKS” in each fund’s Statement of Additional Information:

Cash Management Vehicles. A fund may have cash balances that have not been invested in portfolio securities (Uninvested Cash). Uninvested Cash may result from a variety of sources, including dividends or interest received from portfolio securities, unsettled securities transactions, reserves held for investment strategy purposes, assets to cover a fund’s open futures and other derivatives positions, scheduled maturity of investments, liquidation of investment securities to meet anticipated redemptions and dividend payments, and new cash received from investors. Uninvested Cash may be invested directly in money market instruments or other short-term debt obligations. A fund may use Uninvested Cash to purchase shares of unaffiliated money market funds, or affiliated money market funds for which the Advisor may act as investment advisor now or in the future. Such money market funds will operate in accordance with Rule 2a-7 under the 1940 Act and will seek to maintain a stable net asset value (NAV) or will maintain a floating NAV. A fund indirectly bears its proportionate share of the expenses of each money market fund in which it invests. The money market funds in which a fund may invest are registered under the 1940 Act or are excluded from the definition of “investment company” under Section 3(c)(1) or 3(c)(7) of the 1940 Act. Investments in such money market funds may exceed the limits of Section 12(d)(1)(A) of the 1940 Act.

Please Retain This Supplement for Future Reference

February 13, 2019
SAISTKR-03